NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund

Supplement dated September 9, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
On September 9, 2013, the Board of Trustees of Nationwide Mutual Funds considered and approved a proposal to convert existing Class B shares of the Nationwide Bond Fund (the “Fund”) to Class A shares of the Fund and to terminate Class B shares.  The conversion is expected to occur on or about February 21, 2014 (the “Conversion Date”).

Until the Conversion Date, shareholders may purchase, redeem or exchange their Class B shares in the manner set forth in the Prospectus.

Upon the Conversion Date, all Class B shares will convert to Class A shares of the Fund based on the relative net asset values of the classes without the imposition of any sales load, fee or other charge.  The Fund will cease offering Class B shares on the Conversion Date.

The following table shows the fees and expenses of Class B shares compared to those of Class A shares:

	Nationwide Bond Fund
	Class B	Class A
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchase (as a percentage of offering price)	None	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	5.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	1.00%	0.25%
Other Expenses	0.32%	0.40%
Total Annual Fund Operating Expenses	1.82%	1.15%
Amount of Waiver/Expense Reimbursement	(0.27)%1	(0.27)%1
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.55%	0.88%

1
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.55% until at least February 28, 2014. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 40 of the Prospectus.

2.	Effective March 1, 2014, Class R2 shares of the Fund will be renamed “Class R” shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE